UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2011

ITEM 1.     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2011

Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

(EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Board approval of management and subadvisory agreements	28

Dividend reinvestment plan	35

Additional shareholder information	39

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Income Fund Inc. for the six-month reporting period ended November 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, the Commerce Department reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. For comparison purposes, GDP growth was 3.0% for calendar 2010 as a whole. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement late in the reporting period, unemployment remained elevated. As reported by the U.S. Department of Labor, unemployment was 9.2% in June 2011, its highest reading since December 2010. Unemployment stayed at or above 9.0% over the next four months, before falling to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in June 2011 it had a reading of 55.3 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then declined over the next two months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2011?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.45% and 3.05%, respectively. Yields initially moved higher, as two-year Treasury yields peaked at 0.50% and ten-year Treasuries peaked at 3.22% on July 1, 2011. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. With risk appetite increasing, yields generally moved higher in October. Two-year Treasury yields again moved higher in November, whereas ten-year Treasury yields declined during the month. When the reporting period ended on November 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.08%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December (after the reporting period ended), the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first four months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. However, risk aversion increased again in November, given renewed fears regarding the European sovereign

Western Asset Emerging Markets Income Fund Inc.	V

debt crisis. While most U.S. spread sectors posted positive results during the six-month reporting period, they produced mixed results versus equal-durationv Treasuries. For the six months ended November 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 3.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 2.11% over the same time frame.

Q. How did the high-yield market perform over the six months ended November 30, 2011?

A. The U.S. high-yield bond market produced poor results during the reporting period. The asset class largely treaded water during the first two months of the period. While high-yield fundamentals remained solid overall, this was offset by concerns regarding the economy and the European sovereign debt crisis. With risk aversion increasing, the high-yield market, measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii, then fell 4.02% and 3.29% in August and September, respectively. The market then rallied sharply in October, rising 6.00%, as risk appetite returned. However, the high-yield market again weakened in November given the escalating European sovereign debt crisis. All told, the high-yield market returned -3.56% for the six months ended November 30, 2011.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite periods of volatility, the asset class generated a positive return for the six-month reporting period. In general, emerging market debt was supported by robust growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 3.15% over the six months ended November 30, 2011.

Performance review

For the six months ended November 30, 2011, Western Asset Emerging Markets Income Fund Inc. returned 0.21% based on its net asset value (“NAV”)x and -1.57% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 3.15% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexi returned -2.83% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.46 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2011. Past performance is no guarantee of future results.

VI	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$14.61 (NAV)	0.21	%†
$13.30 (Market Price)	-1.57	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.
†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

December 30, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Income Fund Inc.	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.
viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and May 31, 2011 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG	— Investment Grade Credit

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG	— Investment Grade Credit

4	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 60.3%
Argentina — 4.1%
Republic of Argentina	7.820%	12/31/33	9,843,347	EUR	$7,869,768	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	10,461,590	EUR	1,405,723	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	3,195,000		496,822	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,494,177
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,750,128
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	186,727
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		3,857,744
Total Argentina					17,061,089
Brazil — 6.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,581,242
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	33,048,000	BRL	17,621,116
Federative Republic of Brazil	7.125%	1/20/37	5,117,000		6,869,573
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	722		843
Total Brazil					26,072,774
Chile — 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,080,000		1,104,300	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,195,920	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,868,125
Republic of Chile, Senior Notes	5.500%	8/5/20	1,015,000,000	CLP	2,061,888
Total Chile					6,230,233
Colombia — 3.7%
Republic of Colombia	7.375%	9/18/37	6,091,000		8,314,215
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		906,300
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,194,445
Total Colombia					15,414,960
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		408,600	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000		513,000	(a)(c)
Total India					921,600
Indonesia — 3.1%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		492,450	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,500,827
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	3,199,335
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	2,905,878
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,337,050	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	3,321,331
Total Indonesia					12,756,871

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	5

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	21,410,000	MYR	$6,876,554
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,155,000	MYR	378,012
Total Malaysia					7,254,566
Mexico — 5.1%
Mexican Bonos, Bonds	8.000%	6/11/20	185,366,000	MXN	15,347,134
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	1,877,468
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,760
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,186,560
Total Mexico					21,415,922
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	1,164,000		1,349,076
Republic of Panama	9.375%	4/1/29	1,603,000		2,527,931
Republic of Panama	6.700%	1/26/36	3,520,000		4,576,000
Total Panama					8,453,007
Peru — 5.6%
Republic of Peru	8.750%	11/21/33	7,805,000		11,531,888
Republic of Peru, Bonds	7.840%	8/12/20	12,055,000	PEN	5,111,266
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000		1,323,000
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,590,000
Total Peru					23,556,154
Poland — 4.0%
Republic of Poland, Bonds	5.500%	4/25/15	19,075,000	PLN	5,762,753
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		1,996,400
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		3,880,675
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		5,034,288
Total Poland					16,674,116
Russia — 6.6%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000		1,083,730	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000		1,085,000	(c)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000		151,662	(c)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000		1,064,325	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	20,478,375		24,062,091	(c)
Total Russia					27,446,808
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	1,580,000		1,598,082	(c)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 8.2%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	$2,908,125
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000	836,400
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,557,680
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	113,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	23,290,000	24,978,525
Total Turkey				34,393,730
Venezuela — 7.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000	11,639,905	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,305,600	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	573,795
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	4,813,935
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000	3,828,500
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	6,191,950
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	353,750
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,350,000	4,413,250	(c)
Total Venezuela				33,120,685
Total Sovereign Bonds (Cost — $239,754,549)				252,370,597
Corporate Bonds & Notes — 34.8%
Consumer Discretionary — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	913,630	(c)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	116,050	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,910,000	4,255,261
Total Consumer Discretionary				5,284,941
Consumer Staples — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	915,200	(c)
Energy — 16.2%
Oil, Gas & Consumable Fuels — 16.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,535,932	2,745,273	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,159,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,713,400	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	964,600	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,339,000	4,501,712	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	1,858,500	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	7

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	$1,869,300	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	974,000	978,870	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	6,855,360
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,135,403
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,706,824
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	160,550
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,714,250
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,061,900	(c)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000	6,198,711	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,614,340	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,285,700	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	2,911,764	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,022,613	(c)
TNK-BP Finance SA	6.625%	3/20/17	2,387,000	2,506,350	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,052,155	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000	344,488	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000	242,253	(c)
Total Energy				67,603,316
Industrials — 1.7%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	730,000	794,605	(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	462,000	502,887	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	818,100	(c)
Total Building Products				2,115,592
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,616,900	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	700,000	703,500	(c)
Total Construction & Engineering				3,320,400
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,708,331	(c)
Total Industrials				7,144,323
Materials — 9.0%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	1,806,160	(c)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,260,000	$2,056,600	(c)
Metals & Mining — 7.2%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	1,969,374	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,073,550	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,050,395	(c)
Evraz Group SA, Notes	8.250%	11/10/15	500,000	511,250	(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	841,387	(c)
Evraz Group SA, Notes	6.750%	4/27/18	5,355,000	4,832,887	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,225,725	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	827,151
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,220,000	1,233,292
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,756,000	7,270,099
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	3,677,008
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	3,880,000	3,763,600	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,393,650	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	324,000	(c)
Total Metals & Mining				29,993,368
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,022,000	1,205,786
Empresas CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,060,409	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	950,000	935,750	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	610,000	574,925	(c)
Total Paper & Forest Products				3,776,870
Total Materials				37,632,998
Telecommunication Services — 4.5%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,540,000	6,447,700	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	396,000	298,980	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,458,000	1,100,790	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	910,000	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,576,000	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	658,642	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	787,500	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	189,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,267,850	(c)
Total Diversified Telecommunication Services				17,236,962

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	9

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.4%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	$1,377,950	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	240,000	209,700	(c)
Total Wireless Telecommunication Services				1,587,650
Total Telecommunication Services				18,824,612
Utilities — 1.9%
Electric Utilities — 0.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	438,900	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,265,500	(c)
Total Electric Utilities				2,704,400
Gas Utilities — 0.4%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,550,000	1,588,750	(c)
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,017,500	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,736,327	(c)
Total Independent Power Producers & Energy Traders				2,753,827
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,021,032	(c)
Total Utilities				8,068,009
Total Corporate Bonds & Notes (Cost — $139,700,760)				145,473,399

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	317,687
Total Investments before Short-Term Investments (Cost — $379,811,809)				398,161,683

		Maturity Date	Face Amount†
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $219,971)	0.120%	1/10/12	220,000	219,971	(d)(e)
Total Investments — 95.3% (Cost — $380,031,780#)				398,381,654
Other Assets in Excess of Liabilities — 4.7%				19,665,371
Total Net Assets — 100.0%				$418,047,025

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Emerging Markets Income Fund Inc.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Rate shown represents yield-to-maturity.
(e)	All or a portion of this security is held as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	CLP	— Chilean Peso
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	11

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited)

Brazil	15.0%
Russia	13.7
Mexico	13.1
Turkey	8.6
Venezuela	8.4
Peru	5.9
Colombia	5.3
Argentina	5.0
Indonesia	4.7
Poland	4.2
Malaysia	3.8
Chile	3.3
Panama	2.1
India	2.1
Kazakhstan	1.7
Qatar	1.0
United Arab Emirates	0.7
Trinidad and Tobago	0.5
China	0.4
Sri Lanka	0.4
Short-term investments	0.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2011 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2011

Assets:
Investments, at value (Cost — $380,031,780)	$398,381,654
Foreign currency, at value (Cost — $2,815,530)	2,688,234
Cash	9,345,547
Interest receivable	7,788,002
Unrealized appreciation on forward foreign currency contracts	564,593
Swaps, at value (net premiums paid — $0)	65,332
Prepaid expenses	14,833
Total Assets	418,848,195

Liabilities:
Investment management fee payable	366,430
Accrued foreign capital gains tax	157,005
Payable to broker — variation margin on open futures contracts	48,517
Directors’ fees payable	2,183
Accrued expenses	227,035
Total Liabilities	801,170
Total Net Assets	$418,047,025

Net Assets:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	7,347,553
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	3,999,600
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	18,468,859
Total Net Assets	$418,047,025

Shares Outstanding	28,613,964

Net Asset Value	$14.61

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended November 30, 2011

Investment Income:
Interest	$ 15,025,191
Dividends	34,500
Less: Foreign taxes withheld	(32,131)
Total Investment Income	15,027,560

Expenses:
Investment management fee (Note 2)	2,236,193
Commitment fees (Note 5)	105,750
Custody fees	69,835
Excise tax (Note 1)	65,771
Audit and tax	36,854
Directors’ fees	34,992
Transfer agent fees	33,505
Shareholder reports	28,347
Fund accounting fees	21,075
Legal fees	18,348
Stock exchange listing fees	10,912
Insurance	4,595
Miscellaneous expenses	2,582
Total Expenses	2,668,759
Net Investment Income	12,358,801

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,401,554
Futures contracts	1,291,401
Foreign currency transactions	609,151
Net Realized Gain	4,302,106
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(15,825,400)
Futures contracts	(232,164)
Swap contracts	41,185
Foreign currencies	185,242
Change in Net Unrealized Appreciation (Depreciation)	(15,831,137)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(11,529,031)
Increase in Net Assets from Operations	$ 829,770

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2011 (unaudited) and the Year Ended May 31, 2011	November 30	May 31

Operations:
Net investment income	$ 12,358,801	$ 28,400,695
Net realized gain	4,302,106	11,254,053
Change in net unrealized appreciation (depreciation)	(15,831,137)	24,871,833
Increase in Net Assets From Operations	829,770	64,526,581

Distributions to Shareholders From (Note 1):
Net investment income	(11,563,163)	(24,725,587)
Net realized gains	(1,599,260)	(1,599,260)
Decrease in Net Assets From Distributions to Shareholders	(13,162,423)	(26,324,847)
Increase (Decrease) in Net Assets	(12,332,653)	38,201,734

Net Assets:
Beginning of period	430,379,678	392,177,944
End of period*	$418,047,025	$430,379,678
* Includes undistributed net investment income of:	$7,347,553	$6,551,915

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2011[1,2]	2011[2]	2010[2]	2009[2]	2008[2]	2007

Net asset value, beginning of period	$15.04	$13.71	$12.25	$14.52	$15.00	$14.34

Income (loss) from operations:
Net investment income	0.43	0.99	0.84	0.87	0.90	0.81
Net realized and unrealized gain (loss)	(0.40)	1.26	1.62	(1.98)	(0.25)	1.18
Total income (loss) from operations	0.03	2.25	2.46	(1.11)	0.65	1.99

Less distributions from:
Net investment income	(0.40)	(0.86)	(1.00)	(1.03)	(0.77)	(0.68)
Net realized gains	(0.06)	(0.06)	—	(0.13)	(0.36)	(0.65)
Total distributions	(0.46)	(0.92)	(1.00)	(1.16)	(1.13)	(1.33)

Net asset value, end of period	$14.61	$15.04	$13.71	$12.25	$14.52	$15.00

Market price, end of period	$13.30	$13.97	$12.08	$10.10	$13.41	$13.82
Total return, based on NAV[3,4]	0.21%	16.92%	20.55%	(6.94)%	4.62%	14.46%
Total return, based on Market Price[5]	(1.57)%	24.01%	30.04%	(15.05)%	5.86%	21.77%

Net assets, end of period (000s)	$418,047	$430,380	$392,178	$350,608	$354,852	$366,393

Ratios to average net assets:
Gross expenses	1.25%[6]	1.23%	1.34%	1.44%[7]	1.53%	1.27%
Net expenses[8]	1.25 [6]	1.23	1.34	1.44 [7]	1.53	1.27 [9]
Net investment income	5.81 [6]	6.76	6.16	7.39	6.21	5.47

Portfolio turnover rate	9%	35%	45%	36%	45%	87%

Supplemental data:
Loans Outstanding, End of Period (000s)[10]	—	—	—	—	—	—
Asset Coverage (000s)[10]	—	—	—	—	—	—
Asset Coverage for Loan Outstanding[10]	—	—	—	—	—	—
Weighted Average Loan (000s)[10]	—	—	—	—	—	$904
Weighted Average Interest Rate on Loans[10]	—	—	—	—	—	5.22%

1	For the six months ended November 30, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43% and 1.40%, respectively.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	Reflects fee waivers and/or expense reimbursements.
10	At Novevember 30, 2011, May 31, 2011, May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	17

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$252,370,597	—	$252,370,597
Corporate bonds & notes	—	145,473,399	—	145,473,399
Warrants	—	317,687	—	317,687
Total long-term investments	—	$398,161,683	—	$398,161,683
Short-term investments†	—	219,971	—	219,971
Total investments	—	$398,381,654	—	$398,381,654
Other financial instruments:
Forward foreign currency contracts	—	$ 564,593	—	$ 564,593
Interest rate swaps‡	—	65,332	—	65,332
Total other financial instruments	—	$ 629,925	—	$ 629,925
Total	—	$399,011,579	—	$399,011,579

18	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$75,269	—	—	$75,269

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	19

currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with

20	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended November 30, 2011, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	21

and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

22	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	23

Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2011, there were $157,005 of capital gains tax liabilities accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$36,180,889
Sales	41,480,692

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 33,190,577
Gross unrealized depreciation	(14,840,703)
Net unrealized appreciation	$ 18,349,874

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	25

At November 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	3/12	$16,372,581	$16,297,312	$(75,269)

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Brazilian Real	JPMorgan Chase & Co.	8,615,000	$ 4,750,139	12/15/11	$148,923
Euro	JPMorgan Chase & Co.	12,999,522	17,469,722	12/15/11	415,670
Net unrealized gain on open forward foreign currency contracts					$564,593

At November 30, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	7,108,337	BRL	1/2/12	BRL-CDI[1]	10.560%	—	$29,815	[2]
Credit Suisse	10,798,227	BRL	1/2/12	BRL-CDI[1]	10.510%	—	35,517	[2]
Total	17,906,564	BRL				—	$65,332

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.
1	Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2011, the Brazilian Interbank Deposit (CDI) rate was 11.36%.
2	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap contracts[2]	$65,332	—	$ 65,332
Forward foreign currency contracts	—	$564,593	564,593
Total	$65,332	$564,593	$629,925

26	Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[3]	$75,269
1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$1,291,401	—	$1,291,401
Forward foreign currency contracts	—	$598,307	598,307
Total	$1,291,401	$598,307	$1,889,708

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$ (232,164)	—	$(232,164)
Swap contracts	41,185	—	41,185
Forward foreign currency contracts	—	$563,421	563,421
Total	$(190,979)	$563,421	$ 372,442

During the six months ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,986,813
Forward foreign currency contracts (to buy)	5,326,320
Forward foreign currency contracts (to sell)	25,523,287

Average Notional Balance
Interest rate swap contracts	17,906,564BRL

Western Asset Emerging Markets Income Fund Inc. 2011 Semi-Annual Report	27

5. Loan

At November 30, 2011, the Fund had a $47,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 16, 2012. The Fund pays a monthly commitment fee at an annual rate of 0.45%, on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the six months ended November 30, 2011, the Fund incurred a commitment fee in the amount of $105,750.

During the six months ended November 30, 2011, the Fund had no borrowing outstanding per this credit agreement.

6. Distributions subsequent to November 30, 2011

On November 10, 2011, the Fund’s Board of Directors declared a distribution in the amount of $0.2400 per share payable on December 23, 2011 to shareholders of record on December 16, 2011.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

28	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

Western Asset Emerging Markets Income Fund Inc.	29

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

30	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged emerging markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds for the 1-, 3- and 5-year periods ended June 30, 2011 and six funds for the 10-year period ended June 30, 2011. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2011 was ranked fourth among the funds in the Performance Universe for that period and was better than the Performance Universe median; the Fund’s performance for the 3-year period ended June 30, 2011 was ranked fourth among the funds in the Performance Universe for that period and was at the Performance Universe median; and the Fund’s performance for the 5-year period ended June 30, 2011 was ranked fifth among the funds in the Performance Universe for that period and was worse than the Performance Universe median. The Fund’s performance for the 10-year period ended June 30, 2011 was ranked first (best) among the five funds in the Performance Universe for that period. According

Western Asset Emerging Markets Income Fund Inc.	31

to the Manager, the Fund’s relative underperformance for the 5-year period was primarily driven by holdings in local markets and emerging market corporate securities which have improved dramatically since 2009. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms, as well as the volatile market conditions during 2008.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged emerging markets debt closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $82.9 million to $717.1 million. Two of the other funds in the Expense Universe were larger than the Fund and four of the other funds were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked fifth among the seven funds in the Expense Universe and was worse than the Expense Universe median; the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager

32	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

with respect to the Fund and by the managers of the other Expense Universe funds) also was ranked fifth among the funds in the Expense Universe and was worse than the Expense Universe median; and the Fund’s actual total expenses were ranked fourth among the funds in the Expense Universe but were better than the Expense Universe median. The Manager noted that the contractual and actual management fees were very close to the averages for the Expense Universe funds. The Board also noted that the small number of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data.

Western Asset Emerging Markets Income Fund Inc.	33

In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 14 percent over the period covered by the analysis but remained at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement

34	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Emerging Markets Income Fund Inc.	35

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

36	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may

Western Asset Emerging Markets Income Fund Inc.	37

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the

38	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund Inc.	39

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund Inc. was held on September 23, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
R. Jay Gerken	24,372,232	693,250
Jeswald W. Salacuse	24,360,106	705,376

At November 30, 2011, in addition to R. Jay Gerken and Jeswald W. Salacuse the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett

Western Asset

Emerging Markets Income Fund Inc.

Directors	Western Asset Emerging Markets Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	EMD
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX011557 1/12 SR11-1552

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)      Not applicable.

Exhibit 99.CODE ETH

(a) (2)      Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2012